Annual Report

GLOBAL
STOCK
FUND

OCTOBER 31, 2001

[graphic of ram]
T. ROWE PRICE

   REPORT HIGHLIGHTS
   -----------------------
   Global Stock Fund

o Global markets lost considerable ground during the past six months and year in a difficult economic environment.

o Fund performance was negative but exceeded both the MSCI World Index and the Lipper average for similar funds during the 6- and 12-month periods ended October 31, 2001.

o Sectors that held up best for us included pharmaceutical, food manufacturing, and catering outsourcing, while media, technology, and telecoms did poorly.

o Despite the weak fiscal year, we believe our steady and diversified approach will benefit investors who maintain their long-term investment strategy.

REPORTS ON THE WEB

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

FELLOW SHAREHOLDERS

The six-month and one-year periods ended October 31, 2001, were difficult for global investors. No region was spared the downdraft as stocks fell sharply in all major markets across the globe. The terrorist attacks on U.S. lives and institutions on September 11 further weakened already sluggish global economies that were either fighting off the onslaught, or held in the grip, of recession. Stocks did manage to rally a bit in October, offering some comfort to investors suffering from double-digit losses.


  PERFORMANCE COMPARISON

  Periods Ended 10/31/01       6 Months  12 Months
--------------------------------------------------
  Global Stock Fund             -15.73%    -24.69%
 ..................................................
  MSCI World Index              -16.43     -25.24
 ..................................................
  Lipper Global
  Funds Average                 -17.04     -25.93
 ..................................................


During the half year ended October 31, your fund fell 15.73% compared with -16.43% for the MSCI World Index and -17.04% for the Lipper Global Funds Average. Over the fund's fiscal year, fund results also led the benchmarks. For the bulk of the period under review, stocks of companies and sectors with relatively predictable earnings outperformed while any shortfall was severely punished. The areas that held up well for us were pharmaceutical, food manufacturing, and catering outsourcing. Sectors that caused particular pain included media, technology, and telecoms. From a country perspective, the classic low beta (less volatile) markets of the U.S., U.K., Australia, and Switzerland did well compared with other markets, while Brazil, Finland, and Taiwan were particularly weak.

The challenge for us has been to balance our enthusiasm for stocks with good long-term prospects against a very uncertain short-term environment. Looking forward, we will continue to try to strike the appropriate balance - with our emphasis on good-quality companies that have above-average growth potential and reasonable valuations.

PORTFOLIO REVIEW

Media

We remained overweight in media. We like this sector because the businesses in general are strong cash generators with above-average growth rates. Although business conditions, particularly in the more cyclical advertising-related areas, have been very difficult, we see these companies as emerging in robust shape on the other side of these testing times. Some of our stocks in this sector proved relatively defensive. For example, Reed (U.K.), which is very strong in scientific, legal, and educational publishing, performed relatively well. New management came in to refocus and sharpen the business two years ago and has executed well. Market share has been regained in the legal area, and the investment made in putting its vast scientific database in electronic format has been very effectively exploited. With earnings likely to grow 10% in the current environment, possibly accelerating to 13% to 15% in an upturn, we see the stock as solid value at 20 times earnings.

A major advertising agency, media buyer, and market research and public relations company, WPP (U.K.) in contrast is more cyclical. While earnings this year will be unchanged at best and may be flat again in 2002, they could accelerate to 20% to 25% growth when the economy improves. At 22 times projected 2002 earnings, this seems like very good value, but we would have less confidence in our earnings numbers if the downturn is prolonged. When we look at our stake in media, we have around half in stocks like Reed that are at the defensive end of the media spectrum and half in stocks at the more cyclical end, like WPP.

In the U.S., media performance was also poor, but we remain optimistic about our holdings. Viacom is a major holding since we feel the company is weathering the current storm well, it generates significant free cash flow, and it should come out stronger on the other end of the



GEOGRAPHIC DIVERSIFICATION

[Pie chart]
United States       49%
Europe              32%
Other and Reserves   9%
Japan                6%
Far East             3%
Latin America        1%

Based on net assets as of 10/31/01.

INDUSTRY DIVERSIFICATION

                            Percent of Net Assets
                                4/30/01  10/31/01
-------------------------------------------------
  Financials                      22.5%     20.7%
 .................................................
  Health Care                     12.2      16.3
 .................................................
  Consumer Discretionary          13.7      14.1
 .................................................
  Industrials                      8.5      10.3
 .................................................
  Information Technology          14.4       9.8
 .................................................
  Consumer Staples                 6.4       7.2
 .................................................
  Energy                           6.5       6.8
 .................................................
  Telecommunication Services       8.0       6.3
 .................................................
  All Other                        1.3       1.6
 .................................................
  Reserves                         6.5       6.9
-------------------------------------------------
  Total                          100.0%    100.0%


economic cycle. Omnicom, another large position and a leader in advertising, also continues to grow through the downturn, taking significant market share.

Technology

We also remained overweight in technology. Again we focused on companies where we see high-caliber management, sound balance sheets, and a good long-term growth path. One area where we find this mix is in the outsourcing sector. We maintained our positions in the electronics manufacturing segment with stocks like Celestica (Canada) and Flextronics (Singapore). Both companies take on manufacturing for companies that want to focus more on the intellectual property aspect of their business, or companies that have good products but have struggled with cost control. These firms gain by building significant economies of scale and by managing their asset bases very efficiently so that they turn relatively thin operating margins into strong returns on capital. In the intermediate term, these stocks should return to high-teen or low-20% earnings growth, in our view, and are priced at 25 times projected 2002 earnings.

Our other large positions in technology include Nokia (Finland) and Canon (Japan). Nokia performed poorly over the last six months as investors began to view the whole mobile handset and infrastructure area as relatively mature. The key issues for Nokia are the extent to which there will be growth in handset users, and the extent to which the mobile handset is becoming a commodity. If it is, people will not bother to upgrade their handsets very often. Behind both these issues is the question of whether people will use handsets for data transmission, and other more sophisticated functions beyond just voice transmission. Throughout all this uncertainty Nokia has executed exceptionally well, maintaining margins at good levels while continuing to increase market share over time.

Canon is focused on copiers, printers, cameras, and semiconductor production equipment. It is a solidly managed Japanese company that has consistently earned above its cost of capital. In copiers, growth has been underpinned by the switch from analog to digital. At the same time, Canon has benefited from the problems at Xerox. Behind Canon's profitability is the steady consumables business, with high margins on items such as ink cartridges and toner. As a beneficiary of the weaker yen, Canon should maintain profitability in the tougher economic environment. In the U.S., we are underweight the market with particular focus on processing companies like First Data, Concord EFS, and outsourcer Affiliated Computer Services. These stocks have performed well recently and remain large holdings in the portfolio.

Services

Services is an area we like in the longer term, and the catering outsourcing space performed relatively well for us. Our main holdings in this area are Compass (U.K.) and Sodexho Alliance (France). These companies should be able to sustain revenue growth of around 7% over time as more companies, schools, and hospitals outsource their catering needs. With their share prices selling at 24 times next year's expected earnings and a relatively predictable 15% earnings growth rate beyond that, these companies have done well and should continue to do so, in our view.

Securitas (Sweden), the international security group, is also a big holding. It developed a strong formula for managing security businesses in Scandinavia 10 to 15 years ago and has replicated this formula around Europe, as well as in the U.S. The basic formula is to

MARKET PERFORMANCE

  Six Months              Local     Local Currency          U.S.
  Ended 10/31/01       Currency   vs. U.S. Dollars       Dollars
----------------------------------------------------------------
  France                -19.99%              1.60%       -18.72%
 ................................................................
  Germany               -25.05               1.60        -23.85
 ................................................................
  Hong Kong             -23.90              -0.01        -23.91
 ................................................................
  Italy                 -22.12               1.60        -20.87
 ................................................................
  Japan                 -24.05               0.92        -23.35
 ................................................................
  Mexico                 -7.00              -0.03         -7.03
 ................................................................
  Netherlands           -20.43               1.60        -19.16
 ................................................................
  Norway                -21.10               2.61        -19.04
 ................................................................
  Switzerland           -15.91               6.24        -10.66
 ................................................................
  United Kingdom        -13.26               1.64        -11.84
 ................................................................
  United States         -14.81                  -        -14.81

  Source: RIMES Online, using MSCI indices.

upgrade the quality of the service and then to increase the level of service offered. At the most basic level, the company offers manned guarding of factories, and over time the level of service may evolve into remote guarding and managing all the security needs of a company. This area has been a clear beneficiary of the increased need for security in recent months. With the shares selling at 24 times next year's anticipated earnings, we like the stock since we believe it can continue to grow its earnings at 15% to 20% a year. In the U.S. we have large positions in UnitedHealth and Wellpoint Health Networks, two health care firms that are benefiting from gains in market share, favorable pricing, demographics, and internal cost control. In addition, both companies throw off substantial free cash flow.

Pharmaceuticals

The pharmaceuticals sector has faced headwinds as the FDA's attitude toward approving new drugs has grown tougher. However, the industry is still growing significantly faster than the economy with powerful demographic forces at its back. International pharmaceutical companies have, in general, been hurt less by regulatory problems than many U.S. firms, and overseas it is mainly a company-specific phenomenon. One of your fund's largest holdings is GlaxoSmithKline (U.K.). Although analysts have worried that there may be a gap in the company's drug pipeline in two or three years, its current earnings are growing in the mid-teens and the stock is selling at around 20 times earnings. Considering the company's huge research resources and strong management, we are confident it can fill the pipeline gap. Many U.S. drug companies are experiencing slower growth due to patent expiration. Our focus has been on Pfizer and American Home Products, whose earnings have grown nicely in 2001 and have solid prospects in 2002 and beyond.

Financials

We remain overweight in U.S. financial stocks with a large position in Freddie Mac, whose performance never seems to be as strong as the company's solid fundamentals. With lower interest rates, the company's business continues to boom and its stock valuation is reasonable, we believe, at 14 times 2002 estimated earnings. We have increased our exposure to the insurance sector in the U.S. since the industry's ability to raise premium prices after the attacks of September 11 looked extremely promising.

INVESTMENT OUTLOOK

The key drivers of equity markets - earnings, interest rates, and valuations - are pointing in different directions at the moment. Europe is probably in the best shape in that the consumer is less extended and less exposed to equity markets than in the U.S., and there was less overcapacity created in the good years. On the other hand, the European Central Bank has been slow to cut rates and labor is more intransigent than was hoped. Japan looks worse, with the financial system still shaky and the whole corporate sector reacting more slowly to events than in most other markets. Emerging markets have their challenges but the underlying longer-term trends in Mexico, South Korea, and Taiwan are still encouraging. The U.S. is an important locomotive for many international economies, and while the short-term news is less than encouraging, the Fed and the Bush administration have taken robust action to underpin the economy. In time this should translate into a renewal of activity.

Interest rates have fallen a long way - and not only on the short end of the maturity spectrum. With investors offered less and less on their fixed-income investments, the equity market seems to be tempting people back. Valuations in mid-September were quite low and remain attractive even after the rebound, as long as we do not become mired in a prolonged global recession. Many stocks appear to have good upside potential. Your fund remains diversified, focused on companies with above-average prospects for growth whose stocks are selling at attractive price valuations. We are confident that our steady approach will benefit investors who maintain their long-term investment strategy.

Respectfully submitted,
/s/ John R. Ford
John R. Ford
President, T. Rowe Price International Funds, Inc.

November 23, 2001

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

  TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
                                                                       10/31/01
-------------------------------------------------------------------------------
  Pfizer, United States                                                    2.7%
 ...............................................................................
  Freddie Mac, United States                                               2.2
 ...............................................................................
  GlaxoSmithKline, United Kingdom                                          2.2
 ...............................................................................
  Citigroup, United States                                                 1.9
 ...............................................................................
  GE, United States                                                        1.8
-------------------------------------------------------------------------------

  First Data, United States                                                1.6
 ...............................................................................
  TotalFinaElf, France                                                     1.5
 ...............................................................................
  Affiliated Computer Services, United States                              1.4
 ...............................................................................
  UnitedHealth, United States                                              1.4
 ...............................................................................
  Microsoft, United States                                                 1.4
-------------------------------------------------------------------------------

  American Home Products, United States                                    1.1
 ...............................................................................
  Exxon Mobil, United States                                               1.1
 ...............................................................................
  Reed, United Kingdom                                                     1.1
 ...............................................................................
  Royal Bank of Scotland, United Kingdom                                   1.0
 ...............................................................................
  Johnson & Johnson, United States                                         1.0
-------------------------------------------------------------------------------

  Tyco, Bermuda                                                            1.0
 ...............................................................................
  American International, United States                                    1.0
 ...............................................................................
  Concord EFS, United States                                               1.0
 ...............................................................................
  Vodafone, United Kingdom                                                 1.0
 ...............................................................................
  Nestle, Switzerland                                                      1.0
-------------------------------------------------------------------------------

  Nokia, Finland                                                           0.9
 ...............................................................................
  Aventis, France                                                          0.9
 ...............................................................................
  Shell Transport & Trading, United Kingdom                                0.9
 ...............................................................................
  Fannie Mae, United States                                                0.9
 ...............................................................................
  ING Groep, Netherlands                                                   0.9
-------------------------------------------------------------------------------

  Total                                                                   32.9%

  Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GLOBAL STOCK FUND
--------------------------------------------------------------------------------
[mountain chart]

            MSCI World  Lipper Global   Global
            Index       Funds Average   Stock Fund
12/29/95    10,000      10,000          10,000
10/96       10,967      11,188          11,350
10/97       12,858      13,196          13,277
10/98       14,875      13,910          14,989
10/99       18,643      17,986          18,612
10/00       18,903      20,001          20,656
10/01       14,132      14,322          15,557


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                            Since Inception
Periods Ended 10/31/01          1 Year 3 Years  5 Years Inception      Date
---------------------------------------------------------------------------
Global Stock Fund              -24.69%   1.25%    6.51%     7.86%  12/29/95
 ...........................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                       Year
                                      Ended
                                   10/31/01        10/31/00         10/31/99        10/31/98        10/31/97
  NET ASSET VALUE
  Beginning of period           $     18.04     $     16.77      $     14.03     $     13.01     $     11.35
                                ............................................................................
  Investment activities
   Net investment income (loss)        0.14*           0.02*            0.05*           0.09*           0.06*
   Net realized and
   unrealized gain (loss)             (4.41)           1.80             3.24            1.52            1.84
                                ............................................................................
   Total from
   investment activities              (4.27)           1.82             3.29            1.61            1.90
                                ............................................................................
  Distributions
   Net investment income              (0.02)          (0.06)           (0.10)          (0.06)          (0.06)
   Net realized gain                  (0.79)          (0.49)           (0.45)          (0.53)          (0.18)
                                ............................................................................
   Total distributions                (0.81)          (0.55)           (0.55)          (0.59)          (0.24)
                                ............................................................................

  NET ASSET VALUE
  End of period                 $     12.96     $     18.04      $     16.77     $     14.03     $     13.01
                                ----------------------------------------------------------------------------

  Ratios/Supplemental Data

  Total return[diamond]            (24.69)%*         10.98%*          24.17%*         12.89%*         16.98%*
 ............................................................................................................
  Ratio of total expenses to
  average net assets                  1.20%*          1.20%*           1.20%*          1.20%*          1.30%*
 ............................................................................................................
  Ratio of net investment
  income (loss) to average
  net assets                          0.89%*          0.15%*           0.40%*          0.76%*          0.68%*
 ............................................................................................................
  Portfolio turnover rate             52.3%           71.5%            37.5%           47.1%           41.8%
 ............................................................................................................
  Net assets, end of period
  (in thousands)                $    73,325     $   107,459      $    73,837     $    44,116     $    32,020
 ............................................................................................................


[diamond] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through 10/31/97 and a 1.20% voluntary expense limitation in effect through 10/31/01.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2001


STATEMENT OF NET ASSETS                                         Shares         Value
------------------------------------------------------------------------------------
                                                                        In thousands
      AUSTRALIA  0.4%

      Common Stocks  0.1%
      Brambles Industries                                       18,772  $        103
 ....................................................................................
                                                                                 103
                                                                        ............
      Preferred Stocks  0.3%
      News Corporation                                          31,173           185
 ....................................................................................
                                                                                 185
                                                                        ............
      Total Australia (Cost $387)                                                288
                                                                        ............

      BELGIUM  0.1%

      Common Stocks  0.1%
      Fortis (EUR)                                               3,434            81
 ....................................................................................
      Total Belgium (Cost $68)                                                    81
                                                                        ............

      BERMUDA  1.5%

      Common Stocks  1.5%
      ACE (USD)                                                 11,400           402
 ....................................................................................
      Tyco (USD)                                                14,800           727
 ....................................................................................
      Total Bermuda (Cost $715)                                                1,129
                                                                        ............

      BRAZIL  0.5%

      Common Stocks  0.1%
      Pao de Acucar ADR (USD)                                    2,400            36
 ....................................................................................
                                                                                  36
                                                                        ............
      Preferred Stocks  0.4%
      Petroleo Brasileiro (Petrobras)                           16,707           321
 ....................................................................................
                                                                                 321
                                                                        ............
      Total Brazil (Cost $450)                                                   357
                                                                        ............

      CANADA  0.3%

      Common Stocks  0.3%
      Celestica (USD) *                                          5,488           188
 ....................................................................................
      Total Canada (Cost $219)                                                   188
                                                                        ............


10

T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

                                                                Shares         Value
------------------------------------------------------------------------------------
                                                                        In thousands
      FINLAND  1.0%

      Common Stocks  1.0%
      Nokia (EUR)                                               33,183  $        694
 ....................................................................................
      Sonera (EUR)                                              13,600            77
 ....................................................................................
      Total Finland (Cost $853)                                                  771
                                                                        ............

      FRANCE  5.7%

      Common Stocks  5.7%
      Aventis (EUR)                                              8,255           607
 ....................................................................................
      Aventis (DAX Exchange) (EUR)                               1,125            82
 ....................................................................................
      AXA (EUR)                                                 16,416           359
 ....................................................................................
      BNP Paribas (EUR)                                          5,633           468
 ....................................................................................
      Orange (EUR) *                                             8,760            71
 ....................................................................................
      Sanofi-Synthelabo (EUR)                                    8,983           592
 ....................................................................................
      Schneider Electric (EUR)                                   3,115           124
 ....................................................................................
      Societe Generale (EUR)                                     1,662            83
 ....................................................................................
      Societe Television Francaise 1 (EUR)(ss)                   6,630           149
 ....................................................................................
      Sodexho Alliance (EUR)                                     1,700            80
 ....................................................................................
      STMicroelectronics (EUR)                                   4,550           128
 ....................................................................................
      TotalFinaElf (EUR)                                         7,662         1,075
 ....................................................................................
      Vivendi Universal (EUR)                                    7,148           334
 ....................................................................................
      Total France (Cost $3,618)                                               4,152
                                                                        ............

      GERMANY  1.4%

      Common Stocks  1.4%
      Allianz (EUR)                                              1,837           433
 ....................................................................................
      Bayerische Hypo-und Vereinsbank (EUR)                      1,143            35
 ....................................................................................
      Deutsche Bank (EUR)                                        2,468           137
 ....................................................................................
      E.On (EUR)                                                 4,590           239
 ....................................................................................
      SAP (EUR)                                                  1,450           150
 ....................................................................................
      Total Germany (Cost $1,162)                                                994
                                                                        ............

      GREECE  0.1%

      Common Stocks  0.1%
      Hellenic Telecommunications Organization (EUR)             6,650           108
 ....................................................................................
      Total Greece (Cost $91)                                                    108
                                                                        ............


11

T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

                                                                Shares         Value
------------------------------------------------------------------------------------
                                                                        In thousands
      HONG KONG  0.7%

      Common Stocks  0.7%
      Cheung Kong                                               26,000  $        220
 ....................................................................................
      China Unicom *                                            32,000            30
 ....................................................................................
      Hutchison Whampoa                                         23,200           187
 ....................................................................................
      Li & Fung                                                 68,000            65
 ....................................................................................
      Total Hong Kong (Cost $510)                                                502
                                                                        ............

      INDIA  0.3%

      Common Stocks  0.3%
      Hindustan Lever                                           30,000           134
 ....................................................................................
      ICICI                                                     25,000            27
 ....................................................................................
      ICICI ADR (USD)                                            4,832            34
 ....................................................................................
      Reliance Industries                                        7,000            37
 ....................................................................................
      Total India (Cost $333)                                                    232
                                                                        ............

      ITALY  2.5%

      Common Stocks  2.5%
      Alleanza Assicurazioni (EUR)                              21,240           219
 ....................................................................................
      Assicurazioni Generali (EUR)                               3,600            99
 ....................................................................................
      ENI (EUR)                                                 33,239           416
 ....................................................................................
      Intesa BCI (EUR)                                         151,807           355
 ....................................................................................
      Olivetti (EUR)(ss)                                        23,227            27
 ....................................................................................
      Telecom Italia (EUR)(Savings shares)                       8,200            40
 ....................................................................................
      Telecom Italia (EUR)                                      23,761           198
 ....................................................................................
      Telecom Italia Mobile (EUR)                               45,000           245
 ....................................................................................
      UniCredito Italiano (EUR)                                 67,825           250
 ....................................................................................
      Total Italy (Cost $2,109)                                                1,849
                                                                        ............

      JAPAN  6.4%

      Common Stocks  6.4%
      Aiful                                                        350            27
 ....................................................................................
      Canon                                                     15,000           436
 ....................................................................................
      Fanuc                                                      6,900           287
 ....................................................................................
      Fuji Television Network                                       20            87
 ....................................................................................
      Fujisawa Pharmaceutical                                    7,000           168
 ....................................................................................
      Fujitsu                                                    6,000            44
 ....................................................................................
      Kyocera                                                    1,600           109
 ....................................................................................


12

T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

                                                                Shares         Value
------------------------------------------------------------------------------------
                                                                        In thousands
      Marui                                                     12,000  $        162
 ....................................................................................
      Matsushita Communication Industrial                          900            25
 ....................................................................................
      Matsushita Electric Industrial                            19,000           225
 ....................................................................................
      Mitsui Fudosan                                            19,000           193
 ....................................................................................
      Mizuho                                                        67           202
 ....................................................................................
      Murata Manufacturing                                       2,900           182
 ....................................................................................
      NEC                                                       12,000           109
 ....................................................................................
      Nippon Telegraph & Telephone                                  26           107
 ....................................................................................
      Nomura Securities                                         20,000           263
 ....................................................................................
      NTT DoCoMo                                                    33           447
 ....................................................................................
      Seven-Eleven Japan                                         9,000           391
 ....................................................................................
      Shin-Etsu Chemical                                         3,000            99
 ....................................................................................
      Shiseido                                                   8,000            79
 ....................................................................................
      Sony                                                       7,700           291
 ....................................................................................
      Sumitomo                                                  13,000            76
 ....................................................................................
      Sumitomo Mitsui Bank                                      23,000           142
 ....................................................................................
      Toshiba                                                   26,000            96
 ....................................................................................
      UFJ *                                                         14            62
 ....................................................................................
      Yamanouchi Pharmaceutical                                 12,000           356
 ....................................................................................
      Total Japan (Cost $6,682)                                                4,665
                                                                        ............

      MEXICO  0.3%

      Common Stocks  0.3%
      Femsa UBD Units (Represents 1 Series B and
      4 Series D shares)                                        35,460           111
 ....................................................................................
      Grupo Televisa GDR (USD) *                                 3,067            93
 ....................................................................................
      Telefonos de Mexico (Telmex) (Class L) ADR (USD)           1,018            35
 ....................................................................................
      Total Mexico (Cost $257)                                                   239
                                                                        ............

      NETHERLANDS  3.6%

      Common Stocks  3.6%
      ASM Lithography (EUR) *                                   11,820           170
 ....................................................................................
      Elsevier (EUR)                                             8,920           103
 ....................................................................................
      Fortis (EUR)                                              12,920           306
 ....................................................................................
      ING Groep (EUR)                                           26,560           662
 ....................................................................................
      Koninklijke Ahold (EUR)                                    2,500            70
 ....................................................................................
      KPN (EUR) *                                                   26             -
 ....................................................................................
      Philips Electronics (EUR)                                 18,328           416
 ....................................................................................
      Royal Dutch Petroleum (EUR)                                5,290           269
 ....................................................................................


13

T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

                                                                Shares         Value
------------------------------------------------------------------------------------
                                                                        In thousands
      VNU (EUR)                                                 15,130  $        441
 ....................................................................................
      Wolters Kluwer (EUR)                                       8,336           175
 ....................................................................................
      Total Netherlands (Cost $3,285)                                          2,612
                                                                        ............

      NORWAY  0.0%

      Common Stocks  0.0%
      Statoil ASA *                                              4,140            29
 ....................................................................................
      Total Norway (Cost $31)                                                     29
                                                                        ............

      PORTUGAL  0.6%

      Common Stocks  0.6%
      Portugal Telecom (EUR) *                                  49,733           394
 ....................................................................................
      Telecel (EUR)                                              6,000            42
 ....................................................................................
      Total Portugal (Cost $456)                                                 436
                                                                        ............

      SINGAPORE  1.0%

      Common Stocks  1.0%
      Flextronics (USD) *                                       23,700           471
 ....................................................................................
      Singapore Press                                            4,000            35
 ....................................................................................
      United Overseas Bank                                      38,232           214
 ....................................................................................
      Total Singapore (Cost $735)                                                720
                                                                        ............

      SOUTH KOREA  0.4%

      Common Stocks  0.4%
      Korea Telecom ADR (USD)                                    2,226            46
 ....................................................................................
      Samsung Electronics                                        1,391           187
 ....................................................................................
      South Korea Telecom                                          400            76
 ....................................................................................
      Total South Korea (Cost $326)                                              309
                                                                        ............

      SPAIN  1.7%

      Common Stocks  1.7%
      Banco Bilbao Vizcaya Argentaria (EUR)                     20,109           225
 ....................................................................................
      Banco Santander Central Hispano (EUR)                     25,314           195
 ....................................................................................
      Endesa (EUR)                                               8,633           132
 ....................................................................................
      Inditex (EUR) *                                           21,600           402
 ....................................................................................
      Telefonica (EUR) *                                        15,288           183
 ....................................................................................
      Telefonica ADR (USD)                                       2,200            78
 ....................................................................................
      Total Spain (Cost $1,185)                                                1,215
                                                                        ............


14

T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

                                                                Shares         Value
------------------------------------------------------------------------------------
                                                                        In thousands
      SWEDEN  1.3%

      Common Stocks  1.3%
      Hennes & Mauritz (Class B)                                 9,490  $        166
 ....................................................................................
      LM Ericsson (Class B)                                     38,830           168
 ....................................................................................
      Nordea                                                    35,560           157
 ....................................................................................
      Securitas (Class B)(ss)                                   26,490           441
 ....................................................................................
      Total Sweden (Cost $1,272)                                                 932
                                                                        ............

      SWITZERLAND  2.3%

      Common Stocks  2.3%
      Adecco                                                     8,480           375
 ....................................................................................
      Credit Suisse *                                            2,040            74
 ....................................................................................
      Nestle                                                     3,400           705
 ....................................................................................
      Roche                                                      2,500           173
 ....................................................................................
      UBS *                                                      8,076           375
 ....................................................................................
      Total Switzerland (Cost $1,613)                                          1,702
                                                                        ............

      TAIWAN  0.2%

      Common Stocks  0.2%
      Taiwan Semiconductor Manufacturing                       101,780           180
 ....................................................................................
      Total Taiwan (Cost $242)                                                   180
                                                                        ............

      UNITED KINGDOM  11.6%

      Common Stocks  11.6%
      AstraZeneca                                               11,887           536
 ....................................................................................
      Autonomy *                                                 1,000             4
 ....................................................................................
      Barclays                                                   1,200            36
 ....................................................................................
      BP                                                        37,000           298
 ....................................................................................
      Brambles Industries *                                     16,840            84
 ....................................................................................
      Cable & Wireless                                          18,126            82
 ....................................................................................
      Celltech *                                                 8,000           104
 ....................................................................................
      Compass                                                   75,470           550
 ....................................................................................
      Diageo                                                    36,554           365
 ....................................................................................
      Electrocomponents                                         19,330           129
 ....................................................................................
      Friends Provident *                                        9,880            26
 ....................................................................................
      GlaxoSmithKline                                           59,406         1,597
 ....................................................................................
      Granada                                                   75,584           143
 ....................................................................................


15

T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

                                                                Shares         Value
------------------------------------------------------------------------------------
                                                                        In thousands
      Hays                                                      20,549  $         49
 ....................................................................................
      HSBC (HKD)                                                16,400           178
 ....................................................................................
      J. Sainsbury                                              19,830           108
 ....................................................................................
      Kingfisher                                                26,363           123
 ....................................................................................
      Reed                                                      97,000           793
 ....................................................................................
      Rio Tinto                                                 21,200           344
 ....................................................................................
      Royal Bank of Scotland                                    31,738           758
 ....................................................................................
      Shell Transport & Trading                                 92,061           689
 ....................................................................................
      Standard Chartered                                        10,500           105
 ....................................................................................
      Unilever                                                  25,150           183
 ....................................................................................
      Vodafone *                                               306,233           707
 ....................................................................................
      Woolworths                                                29,000            15
 ....................................................................................
      WPP                                                       52,350           473
 ....................................................................................
      Total United Kingdom (Cost $9,971)                                       8,479
                                                                        ............

      UNITED STATES  49.2%

      Common Stocks  49.2%
      Abbott Laboratories                                        5,300           281
 ....................................................................................
      Adobe Systems                                              4,800           127
 ....................................................................................
      Affiliated Computer Services (Class A) *                  11,600         1,021
 ....................................................................................
      Allergan                                                   2,600           187
 ....................................................................................
      American Express                                           4,000           118
 ....................................................................................
      American Home Products                                    15,000           837
 ....................................................................................
      American International                                     9,200           723
 ....................................................................................
      Analog Devices *                                           7,100           270
 ....................................................................................
      AOL Time Warner *                                         15,900           496
 ....................................................................................
      Apollo Group (Class A) *                                   9,200           374
 ....................................................................................
      Automatic Data Processing                                  4,000           207
 ....................................................................................
      Baker Hughes                                              12,800           459
 ....................................................................................
      Bank of New York                                           5,400           184
 ....................................................................................
      Baxter                                                     8,100           392
 ....................................................................................
      Best Buy *                                                 2,500           137
 ....................................................................................
      Bristol-Myers Squibb                                       4,900           262
 ....................................................................................
      Cendant *                                                 30,000           389
 ....................................................................................
      Cisco Systems *                                           20,400           345
 ....................................................................................
      Citigroup                                                 30,764         1,400
 ....................................................................................
      Clear Channel Communications *                             5,200           198
 ....................................................................................
      Coca-Cola                                                 11,700           560
 ....................................................................................
      Comcast (Class A Special) *                                8,600           308
 ....................................................................................


16


T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

                                                                Shares         Value
------------------------------------------------------------------------------------
                                                                        In thousands
      Concord EFS *                                             25,900  $        709
 ....................................................................................
      Convergys *                                                7,500           211
 ....................................................................................
      Crown Castle *                                            15,200           178
 ....................................................................................
      Dell Computer *                                            1,500            36
 ....................................................................................
      Disney                                                    12,000           223
 ....................................................................................
      El Paso                                                    6,800           334
 ....................................................................................
      Electronic Arts *                                          4,500           232
 ....................................................................................
      Exxon Mobil                                               20,508           809
 ....................................................................................
      Fannie Mae                                                 8,400           680
 ....................................................................................
      Fifth Third Bancorp                                        6,700           378
 ....................................................................................
      First Data                                                17,800         1,203
 ....................................................................................
      Freddie Mac                                               24,000         1,628
 ....................................................................................
      GE                                                        35,600         1,296
 ....................................................................................
      Harley-Davidson                                            7,400           335
 ....................................................................................
      Hartford Financial Services                                7,000           378
 ....................................................................................
      HCA-Healthcare                                             9,300           369
 ....................................................................................
      Home Depot                                                10,450           400
 ....................................................................................
      Honeywell                                                  4,000           118
 ....................................................................................
      IMS Health                                                 8,200           175
 ....................................................................................
      JDS Uniphase *                                             6,000            48
 ....................................................................................
      Johnson & Johnson                                         12,900           747
 ....................................................................................
      Kimberly-Clark                                             2,500           139
 ....................................................................................
      Kroger *                                                  15,400           377
 ....................................................................................
      Laboratory Corporation of America *                        3,000           259
 ....................................................................................
      Lexmark International (Class A) *                          2,000            89
 ....................................................................................
      Liberty Media *                                           53,600           627
 ....................................................................................
      Loews                                                      4,800           244
 ....................................................................................
      Marsh & McLennan                                           2,100           203
 ....................................................................................
      Maxim Integrated Products *                                4,600           210
 ....................................................................................
      MedImmune *                                                8,200           322
 ....................................................................................
      Mellon Financial                                           5,900           198
 ....................................................................................
      Merrill Lynch                                              3,200           140
 ....................................................................................
      Microsoft *                                               17,100           994
 ....................................................................................
      Morgan Stanley Dean Witter                                 5,300           259
 ....................................................................................
      Northern Trust                                             3,000           151
 ....................................................................................
      Omnicom                                                    4,900           376
 ....................................................................................
      PepsiCo                                                   12,000           585
 ....................................................................................


17


T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

                                                                Shares         Value
------------------------------------------------------------------------------------
                                                                        In thousands
      Pfizer                                                    47,050  $      1,971
 ....................................................................................
      Pharmacia                                                  5,000           203
 ....................................................................................
      Philip Morris                                             13,400           627
 ....................................................................................
      Progressive                                                1,500           208
 ....................................................................................
      Robert Half International *                                6,500           134
 ....................................................................................
      Sabre Group *                                              5,000           131
 ....................................................................................
      Safeway *                                                  7,800           325
 ....................................................................................
      Schering-Plough                                            7,900           294
 ....................................................................................
      Siebel Systems *                                           2,000            33
 ....................................................................................
      Sprint PCS *                                              23,800           531
 ....................................................................................
      State Street                                               4,000           182
 ....................................................................................
      Sysco                                                     13,900           335
 ....................................................................................
      Target                                                    18,600           579
 ....................................................................................
      TMP Worldwide *                                            3,700           111
 ....................................................................................
      U.S. Bancorp                                               8,100           144
 ....................................................................................
      UnitedHealth                                              15,200           999
 ....................................................................................
      Univision Communications *                                 5,700           142
 ....................................................................................
      USX-Marathon                                              21,500           593
 ....................................................................................
      VeriSign *                                                 8,900           345
 ....................................................................................
      Verizon Communications                                     6,954           346
 ....................................................................................
      Viacom (Class B) *                                        14,100           515
 ....................................................................................
      Waddell & Reed Financial (Class A)                         8,800           224
 ....................................................................................
      Wal-Mart                                                   7,000           360
 ....................................................................................
      Walgreen                                                   5,500           178
 ....................................................................................
      Waters Corporation *                                       3,100           110
 ....................................................................................
      Wellpoint Health Networks *                                5,900           658
 ....................................................................................
      Wells Fargo                                                7,900           312
 ....................................................................................
      Western Wireless *                                        11,900           347
 ....................................................................................
      WorldCom *                                                16,526           223
 ....................................................................................
      MCI                                                           15             -
 ....................................................................................
       Total United States (Cost $32,911)                                     36,095
                                                                        ............


------------------------------------------------------------------------------------
      SHORT-TERM INVESTMENTS 5.7%

      Money Market Funds  5.7%
      T. Rowe Price Reserve Investment Fund, 3.07% #         4,178,559         4,179
 ....................................................................................
      Total Short-Term Investments (Cost 4,179)                                4,179
                                                                        ............


18


T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

                                                                Shares         Value
------------------------------------------------------------------------------------
                                                                        In thousands
 Total Investments in Securities
 98.8% of Net Assets (Cost $73,660)                                     $     72,443

 Futures Contracts
 In thousands

                                                         Contract  Unrealized
                                             Expiration  Value     Gain (Loss)
 Long,  4 FTSE 100 Index contracts,
  $20,360 of cash pledged as initial margin  12/01       $ 293     $ 26
 Long, 4 Nikkei 225 Index contracts,
  $16,339 of cash pledged as initial margin  12/01         169       14
 Long, 11 DJ Euro Stoxx 50 Index contracts,
  $28,732 of cash pledged as initial margin  12/01         344       44
 Long, 2 CAC 40 10 Euro Index contracts,
  $6,305 of cash pledged as initial margin   12/01          78       10
 Net payments (receipts) of variation
 margin to date                                                     (88)
                                                                   ....
 Variation margin receivable
 (payable) on open futures contracts                                               6

 Other Assets Less Liabilities                                                   876
                                                                        ............

 NET ASSETS                                                             $     73,325
                                                                        ------------
 Net Assets Consist of:
 Undistributed net investment income (loss)                             $        667
 Undistributed net realized gain (loss)                                       (8,977)
 Net unrealized gain (loss)                                                   (1,127)
 Paid-in-capital applicable to 5,656,966 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares
 of the corporation authorized                                                82,762
                                                                        ............

 NET ASSETS                                                             $     73,325
                                                                        ------------
 NET ASSET VALUE PER SHARE                                              $      12.96
                                                                        ------------


 *   Non-income producing
 #   Seven-day yield
(ss) All or portion of this security is on loan at October 31, 2001. See Note 2. ADR American Depository Receipts
EUR  Euro
GDR  Global Depository Receipts
HKD  Hong Kong dollar
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                          Year
                                                                         Ended
                                                                      10/31/01
  Investment Income (Loss)
  Income
   Dividend                                                       $      1,553
   Interest                                                                281
   Securities lending                                                       23
                                                                  ............
   Total income                                                          1,857
                                                                  ............
  Expenses
   Investment management                                                   465
   Shareholder servicing                                                   334
   Custody and accounting                                                  152
   Prospectus and shareholder reports                                       55
   Registration                                                             28
   Legal and audit                                                          18
   Directors                                                                 7
   Proxy and annual meeting                                                  4
   Miscellaneous                                                             4
                                                                  ............
   Total expenses                                                        1,067
                                                                  ............
  Net investment income (loss)                                             790
                                                                  ............

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
   Securities                                                           (7,935)
   Futures                                                              (1,085)
   Foreign currency transactions                                          (105)
                                                                  ............
   Net realized gain (loss)                                             (9,125)
                                                                  ............
  Change in net unrealized gain (loss)
   Securities                                                          (17,206)
   Futures                                                                  42
   Other assets and liabilities
   denominated in foreign currencies                                       201
                                                                  ............
   Change in net unrealized gain (loss)                                (16,963)
                                                                  ............
  Net realized and unrealized gain (loss)                              (26,088)
                                                                  ............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $    (25,298)
                                                                  ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands                                               Year
                                                          Ended
                                                       10/31/01       10/31/00
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                      $      790    $       148
   Net realized gain (loss)                              (9,125)         5,930
   Change in net unrealized gain (loss)                 (16,963)         1,898
                                                     .........................
   Increase (decrease) in net assets from operations    (25,298)         7,976
                                                     .........................
  Distributions to shareholders
   Net investment income                                   (115)          (282)
   Net realized gain                                     (4,566)        (2,300)
                                                     .........................
   Decrease in net assets from distributions             (4,681)        (2,582)
                                                     .........................
  Capital share transactions *
   Shares sold                                           39,547         82,378
   Distributions reinvested                               4,540          2,529
   Shares redeemed                                      (48,242)       (56,679)
                                                     .........................
   Increase (decrease) in net assets from capital
   share transactions                                    (4,155)        28,228
                                                     .........................
 Net Assets

  Increase (decrease) during period                     (34,134)        33,622
  Beginning of period                                   107,459         73,837
                                                     .........................
  End of period                                      $   73,325    $   107,459
                                                     -------------------------

*Share information
   Shares sold                                            2,660          4,464
   Distributions reinvested                                 271            146
   Shares redeemed                                       (3,232)        (3,056)
                                                     .........................
   Increase (decrease) in shares outstanding               (301)         1,554

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2001


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

      The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

      Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

      Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and

T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

      capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

      Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

      Futures Contracts During the year ended October 31, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and currency values.

      Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2001, the value of loaned securities was $211,000; aggregate collateral consisted of $194,000 in the securities lending collateral pool and U.S. government securities valued at $30,000.

      Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $43,651,000 and $46,839,000, respectively, for the year ended October 31, 2001.

T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 2001, the fund has $8,964,000 of capital loss carryforwards, all of which expires in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

      In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2001. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

      --------------------------------------------------------
      Undistributed net investment income         $(106,000)
      Undistributed net realized gain               105,000
      Paid-in-capital                                 1,000

      At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $73,660,000. Net unrealized loss aggregated $1,217,000 at period end, of which $8,781,000 related to appreciated investments and $9,998,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

      The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $31,000 was payable at October 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

      Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through October 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 1.20%. Thereafter, through October 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.20%. Pursuant to this agreement, $130,000 of management fees were not accrued by the fund for the year ended October 31, 2001. At October 31, 2001, unaccrued fees in the amount of $142,000 remain subject to reimbursement by the fund through October 31, 2003.

      In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $381,000 for the year ended October 31, 2001, of which $36,000 was payable at period end.

      The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2001, totaled $270,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of Global Stock Fund

      In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

      PricewaterhouseCoopers LLP
      Baltimore, Maryland
      November 19, 2001

T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/01

   We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

   The fund's distributions to shareholders included:

   o $2,023,000 from short-term capital gains,

   o $2,543,000 from long-term capital gains, subject to the 20% rate gains category.

   For corporate shareholders, $361,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

   The fund will pass through foreign source income of $654,000 and foreign taxes paid of $78,000.

T. ROWE PRICE GLOBAL STOCK FUND
------------------------------------------------------------------------------

ANNUAL MEETING RESULTS

   The T. Rowe Price Global Stock Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

   The results of voting were as follows (by number of shares):

 M. David Testa
  Affirmative: 581,220,102.290
  Withhold:     11,328,972.642

  Total:       592,549,074.932

 Martin G. Wade
  Affirmative: 581,186,287.707
  Withhold:     11,362,787.225

  Total:       592,549,074.932

 Calvin W. Burnett
  Affirmative: 579,988,748.447
  Withhold:     12,560,326.485

  Total:       592,549,074.932

 Anthony W. Deering
  Affirmative: 580,812,278.605
  Withhold:     11,736,796.327

  Total:       592,549,074.932

 Donald W. Dick, Jr.
  Affirmative: 581,515,923.630
  Withhold:     11,033,151.302

  Total:       592,549,074.932

 David K. Fagin
  Affirmative: 581,364,436.901
  Withhold:     11,184,638.031

  Total:       592,549,074.932

 F. Pierce Linaweaver
  Affirmative: 580,579,834.781
  Withhold:     11,969,240.151

  Total:       592,549,074.932

 Hanne M. Merriman
  Affirmative: 580,790,218.108
  Withhold:     11,758,856.824
   Total:      592,549,074.932

 John G. Schreiber
  Affirmative: 580,818,909.284
  Withhold:     11,730,165.648

  Total:       592,549,074.932

 Hubert D. Vos
  Affirmative: 580,468,483.076
  Withhold:     12,080,591.856

  Total:       592,549,074.932

 Paul M. Wythes
  Affirmative: 580,672,445.843
  Withhold:     11,876,629.089

  Total:       592,549,074.932

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION


   KNOWLEDGEABLE SERVICE REPRESENTATIVES

   By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

   In Person Available in T. Rowe Price Investor Centers.


   ACCOUNT SERVICES

   Checking Available on most fixed-income funds ($500 minimum).

   Automatic Investing From your bank account or paycheck.

   Automatic Withdrawal Scheduled, automatic redemptions.

   Distribution Options Reinvest all, some, or none of your distributions.

   Automated 24-Hour Services Including Tele*Access (R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


   BROKERAGE SERVICES*

   Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


   INVESTMENT INFORMATION

   Combined Statement Overview of all your accounts with T. Rowe Price.

   Shareholder Reports Fund managers' reviews of their strategies and results.

   T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

   Performance Update Quarterly review of all T. Rowe Price fund results.

   Insights Educational reports on investment strategies and financial markets.

   Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.


   * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds cov-ered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

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      T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         F04-050 10/31/01